Exhibit 10.2

                                   LUKENS INC.
                  1997 PERFORMANCE-VESTED RESTRICTED STOCK PLAN


1.       PURPOSE

         The purpose of the Plan is to promote the ability of Lukens Inc. (the "Company") to retain certain key employees and enhance the growth and profitability of the Company by providing the incentive of long-term awards for continued employment and the attainment of performance objectives.

2.       DEFINITIONS

         (a) "Award" means an award of Restricted Stock granted under the Plan.

         (b)      "Board" means the Board of Directors of the Company.

         (c) "Change of Control"means the occurrence of any of the following events:

                   (i)
                           A. Any "person" or "group" (as such terms are used in Sections 3(a)(9), 13(d)(3) and 14(d)(2) of the 1934 Act), considered together with its or their "affiliates" and "associates" (as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the 1934 Act), is or becomes the beneficial owner (as defined in Rule 13d-3 of the General Rules and Regulations under the 1934 Act), or acquires or holds voting control, directly or indirectly, of securities of the Company which, when considered together with any other securities of the Company held by such person or group of their affiliates or associates which by their terms are convertible, even if not then convertible, represent fifteen percent (15%) or more of the voting power of the then outstanding securities of the Company; and

                           B. The Board as it existed immediately prior to any such acquisition of or change in ownership or control, after having been advised thereof, does not, within ten days after being so advised, adopt a resolution specifically determining that such acquisition of or change in ownership or control does not constitute a change of control event within the meaning of this Paragraph 2(c); or

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                  (ii) A change in the  composition  of a majority  of the Board within 24 months after any "person" or "group" (as such terms are used in Sections 3(a)(9), 13(d)(3) and 14(d)(2) of the 1934 Act), considered together with its or their "affiliates" or "associates" (as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the 1934 Act), is or becomes the beneficial owner (as defined in Rule 13d-3 of the General Rules and Regulations under the 1934 Act) or acquires or holds voting control, directly or indirectly, of securities of the Company which, when considered together with any other securities held by such person or group of their affiliates or associates which by their terms are convertible, even if not then convertible, represent fifteen percent (15%) of the voting power of the then outstanding securities of the Company; or

                  (iii)
                           A. Any "person" or "group" (as such terms are used in Section 3(a)(9), 13(d)(3) and 14(d)(2) of the 1934 Act) commences a tender offer or exchange offer for securities of the Company if, upon consummation thereof, the offeror, considered together with its "affiliates" and "associates" (as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the 1934 Act), would own or control, directly or indirectly, securities of the Company which, when considered together with any other securities held by such person or group or their affiliates or associates which by their terms are convertible, even if not then convertible, represent thirty percent (30%) or more of the voting power of the then outstanding securities of the Company, and

                           B. The Board of Directors of the Company as it existed immediately prior to any such offer, after having been advised thereof, does not, within ten business days after being so advised, adopt a resolution specifically determining that such offer does not constitute a change of control event within the meaning of this Paragraph 2(c).

The terms "person" and "group," as used in this Paragraph 2(c), shall not include (i) the Company; (ii) any corporation in which the Company owns, directly or indirectly, voting securities sufficient to elect at least a majority of the directors of such corporation; (iii) any employee benefit plan of the Company or of any corporation described in Paragraph 2(c); (iv) any individual or entity organized, appointed or established by the Company for, or pursuant to, the terms of any employee benefit plan described in Paragraph 2(c).

         (d)      "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the Executive Development and Compensation Committee of the Board, or such other committee of the Board as may be designated by the Board for this purpose from time to time.



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         (f) "Company" means Lukens Inc., a Delaware corporation,  including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

         (g) "Date of Grant" means the date as of which an Award is granted.

         (h) "Eligible Employee" means a management employee of the Company or a Subsidiary.

         (i) "Grantee" means an Eligible Employee who is granted an Award.

         (j) "Other Steel Companies" means the companies comprising the S&P Super Iron & Steel Index against which the Company compares its five-year Total Shareholder Return in accordance with the rules promulgated by the Securities Exchange Commission regarding performance graph disclosure by the Company in its annual proxy statement.

         (k) "Performance Period" means the period commencing on the first day of the Plan Year in which the Date of Grant occurs and ending on the earlier of
(i) the last day of the second Plan Year beginning  after the Date of Grant,  or
(ii) a Change of Control.

         (l) "Plan" means the Lukens Inc. 1997 Performance-Vested Restricted Stock Plan, as set forth herein, and as amended from time to time.

         (m)      "Plan Year" means the calendar year.

         (n) "Restricted Stock" means Shares subject to the restrictions imposed pursuant to Paragraph 7(d) of the Plan and the Award.

         (o) "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as in effect from time to time.

         (p) "Share" or "Shares" means a share or shares of the Company's common stock, $.01 par value.

         (q) "Subsidiary" means a corporation that, at the time in question, is a subsidiary corporation of the Company within the meaning of section 424(f) of the Code.

         (r) "Total Shareholder Return" means the appreciation in Share price over the Performance Period, assuming that dividends are reinvested as paid; provided that the calculation of Total Shareholder Return shall be made in accordance with the rules prescribed by the Securities Exchange Commission for purposes of performance graph disclosure.

         (s) "1933 Act" means the Securities Act of 1933, as amended.

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         (t) "1934 Act" means the Securities Exchange Act of 1934, as amended.

3.       RIGHTS TO BE GRANTED

         Rights that may be granted under the Plan are rights to Restricted Stock, which give the Grantee ownership rights in the Shares subject to the Award, subject to a substantial risk of forfeiture, as set forth in Paragraph 7.

4.       SHARES SUBJECT TO THE PLAN

         (a) The Shares issued under the Plan may, at the Company's option, be either Shares held in treasury or Shares originally issued for such purpose. Not more than 100,000 Shares in the aggregate may be issued under the Plan to any single individual in any calendar year pursuant to the grant of Awards, subject to adjustment in accordance with Paragraph 10.

         (b) If Restricted Stock is forfeited pursuant to the terms of an Award, other Awards with respect to such Shares may be granted.

5.       ADMINISTRATION OF THE PLAN

         (a) Administration. The Plan shall be administered by the Committee.

         (b) Grants. Subject to the express terms and conditions set forth in the Plan, the Committee shall have the power, from time to time, to:

                  (i) select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of Shares to be granted pursuant to each Award; and

                  (ii) interpret the Plan's provisions, prescribe, amend and rescind rules and regulations for the Plan, and make all other determinations necessary or advisable for the administration of the Plan.

The determination of the Committee in all matters as stated above shall be conclusive.

         (c) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

         (d) Exculpation. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Paragraph 5(d) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute.



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         (e) Indemnification.  Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of Incorporation and By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of the action, suit or proceeding.

6.       ELIGIBILITY

         Awards may be granted only to Eligible Employees of the Company and its Subsidiaries, as determined by the Committee. No Awards shall be granted to an individual who is not an Eligible Employee of the Company or a Subsidiary of the Company.

7.       RESTRICTED STOCK AWARDS

         The Committee may grant Awards in accordance with the Plan. The terms and conditions of Awards shall be set forth in writing as determined from time to time by the Committee, consistent, however, with the following:

         (a) Time of Grant. All Awards shall be granted within ten (10) years from the date of adoption of the Plan by the Board.

         (b) Shares Awarded. The provisions of Awards need not be the same with respect to each Grantee. No cash or other consideration shall be required to be paid by the Grantee in exchange for an Award.

         (c) Awards and Agreements. A certificate shall be issued to each Grantee in respect of Shares subject to an Award. Such certificate shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Company may require that the certificate evidencing such Restricted Stock be held by the Company until all restrictions on such Restricted Stock have lapsed.

         (d) Restrictions on Restricted Stock. Unless provided otherwise by the terms of an Award, the Grantee shall not be permitted to sell, transfer, pledge or assign Restricted Stock awarded under the Plan during the Performance Period.

         (e) Performance Goals. Upon the expiration of a Performance Period (other than by reason of a Change of Control), a Grantee shall vest in all or a portion of the Restricted Stock subject to an Award based on the attainment of performance goals, as follows:

              (i) Full Vesting. All of the Restricted Stock subject to an Award shall vest in full if the Company's Total Shareholder Return ranks in the top one-third as compared to Other Steel Companies.


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              (ii) Fifty Percent Vesting.  Fifty percent (50%) of the Restricted
Stock subject to an Award shall vest and fifty percent (50%) shall be forfeited if the Company's Total Shareholder Return ranks in the middle one-third as compared to Other Steel Companies.

              (iii) No Vesting. The Grantee shall forfeit all of the Restricted Stock subject to an Award if the Company's Total Shareholder Return ranks in the bottom one-third as compared to Other Steel Companies.

In the event the composition of the Other Steel Companies changes during the Performance Period, the number of Other Steel Companies at the end of the Performance Period will be divided by three, and any resulting decimals will be rounded to the nearest whole number, in order to determine the one-third rankings in accordance with this Paragraph 7(e).

         (f) Lapse of Restrictions. Unless provided otherwise by the terms of an Award, or unless a Change in Control has occurred prior to the end of a Performance Period, the restrictions with respect to Restricted Stock subject to an Award shall lapse at the end of a Performance Period; provided, however, that the Restricted Stock subject to an Award has vested pursuant to Paragraph 7(e). Notwithstanding the preceding, the Committee may, in its sole discretion, waive, in whole or in part, any remaining restrictions with respect to such Grantee's Restricted Stock.

         (g) Forfeiture. In the event that a Grantee terminates employment with the Company and its Subsidiaries during a Performance Period, all Restricted Stock shall be forfeited by the Grantee and deemed canceled by the Company.

         (h) Rights of the Grantee. Grantees may have such rights with respect to Shares subject to an Award as may be determined by the Committee and set forth in the Award, including the right to vote such Shares, and the right to receive dividends paid with respect to such Shares; provided, however, that dividends shall be held in escrow and subject to forfeiture in accordance with Paragraph 8.

         (i) Delivery of Shares. When the Performance Period has expired with respect to an Award, and the Company has determined whether any portion of the Shares subject to such Award shall be forfeited in accordance with Paragraph 7(e), the Company shall deliver to the Grantee (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) a certificate for the number of Shares for which restrictions have lapsed and for which the performance goals have been met, without any legend or restrictions (except those that may be imposed by the Committee, in its sole judgment, under Paragraph 9(a)). The right to payment of any fractional Shares that may have accrued shall be satisfied in cash, measured by the product of the fractional amount times the fair market value of a Share at the time the applicable restrictions lapse, as determined by the Committee.

8.       DIVIDENDS


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         During the  Performance  Period  applicable to an Award,  any dividends paid on the Shares subject to such Award shall accrue, but shall be held in escrow by the Company until the expiration of the Performance Period. The accrued dividends shall be paid to the Grantee at the same time that Share certificates are delivered in accordance with Paragraph 7(i); provided that all or a portion of such dividends shall be forfeited in the same proportion as Shares are forfeited, in accordance with Paragraph 7(e). Upon a Change of Control before the expiration of the Performance Period, the accrued dividends shall be paid to the Grantee in full.

9.       SECURITIES LAWS; TAXES

         (a) Securities Laws. The Committee shall have the power to make each grant of Awards under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the 1933 Act and the 1934 Act, including Rule 16b-3. Such conditions may include the delivery by the Grantee of an investment representation to the Company in connection with the lapse of restrictions and forfeiture provisions on Shares subject to an Award, or the execution of an agreement by the Grantee to refrain from selling or otherwise disposing of the Shares acquired for a specified period of time or on specified terms.

         (b) Payment of Tax Liabilities. In connection with the grant of any Award or the lapse of restrictions and forfeiture provisions under any Award, the Company shall have the right to (i) require the Grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for Shares subject to such Award, or (ii) take any action whatever that it deems necessary to protect its interests with respect to tax liabilities. The Company shall not be obligated to make any delivery or transfer of Shares until the Grantee has complied, to the Company's satisfaction, with any withholding requirement, or until the Company has been indemnified to its satisfaction for any applicable tax, charge or assessment.

10.      CHANGES IN CAPITALIZATION

         The aggregate number of Shares and class of Shares as to which Awards may be granted and the number of Shares covered by each outstanding Award shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Shares and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Shares and/or other outstanding equity securities on the conversion of other securities of the Company which are convertible into Shares and/or other outstanding equity securities) affecting the Shares which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Paragraph 10 and any such determination by the Committee shall be final, binding and conclusive.


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11.      CHANGE OF CONTROL

         Upon a Change of Control, any performance goal requirements and restrictions with respect to Restricted Stock (other than Restricted Stock that has previously been forfeited) shall be eliminated in full.

12.      AMENDMENT AND TERMINATION

         The Plan may be terminated by the Board at any time. The Plan may be amended by the Board or the Committee at any time, subject to shareholder approval, if required by applicable securities and/or tax laws. No Award shall be affected by any such termination or amendment without the written consent of the Grantee.

13.      EFFECTIVE DATE

         The effective date of the Plan is the date on which it is adopted by the Board.

14.      GOVERNING LAW

         The Plan and all determinations made and actions taken pursuant to the Plan shall be governed in accordance with Pennsylvania law.

               As adopted by the Board of Directors on February 26, 1997.



Dated:  May 12, 1997                                 /s/ William D. Sprague
        ------------                                 ----------------------
                                                     Secretary